EXHIBIT 10.102
LETTER AGREEMENT RE: EXTENSION OF DEBENTURES


                               KANAKARIS WIRELESS
                        2716 OCEAN PARK BLVD., SUITE 2005
                             SANTA MONICA, CA 90405

                               September 23, 2002

New Millennium Capital Partners II, LLC        Bank Insinger de Beaufort
AJW Partners, LLC                              Bristol Investment Fund, Ltd.
Equilibrium Equity, LLC                        Bristol Capital, LLC
AJW/New Millennium Offshore, Ltd.              6363 Sunset Boulevard, 5th Floor
Pegasus Capital Partners, LLC                  Los Angeles, CA 90028
1044 Northern Boulevard, Suite 302
Roslyn, New York 11576

Alliance Equities, Inc.
7100 N.W. 126th Terrace
Parkland, Florida 33076

         Re:      KANAKARIS WIRELESS (THE "COMPANY") --
                  AMENDMENT OF DEBENTURES AND ISSUANCE OF WARRANTS
                  ------------------------------------------------

Ladies and Gentlemen:

         This letter sets forth the agreement of the parties hereto to (i) extend the maturity dates of certain Convertible Debentures (the "Debentures") issued by the Company to the investors listed in the signature pages hereto (collectively, the "Investors") as set forth on Schedule 1 hereto, and (ii) provide for the issuance to the Investors of certain stock purchase warrants exercisable for shares of the Company's Common Stock (the "Warrants"), substantially in the form attached hereto as Exhibit A.

         By execution hereof, the parties agree that the Maturity Date (as defined in each of the Debentures) is hereby extended as set forth on Schedule 1, and that any existing defaults in repayment or registration with respect to such Debentures and the warrants issued in connection with such Debentures are hereby waived, except that the waiver of any registration defaults shall be effective only if the Company's registration statement on Form SB-2 (Reg. No. 333-87908) is declared effective by the SEC by December 31, 2002; provided, that any accrued penalties as a result of any such defaults shall remain due and payable. The parties further agree that in consideration for the extension of the maturity dates of the Debentures as provided on Schedule 1 and the waiver provided above, the Company shall issue the Warrants to the Investors listed on
Schedule 2 hereto, in the amounts set forth on such schedule. The shares of Common Stock underlying the Warrants will be subject to demand registration rights as set forth in a Registration Rights Agreement substantially in the form attached hereto as Exhibit B. The fixed conversion price of each of the Company's existing warrants held by the Investors shall be reduced to $0.012 per share.

         Each party acknowledges and agrees that it will directly or indirectly benefit from the extension of the maturity dates of the Debentures and/or the issuance of the Warrants. Consequently, each party agrees that the issuance of the Warrants and/or the shares of Common Stock underlying the Warrants shall not be considered a Dilutive Issuance as that term is defined in the Debentures and in any and all other debentures and warrants issued by the Company to any Investor prior to the date of this letter agreement and shall not trigger any adjustment in the exercise or conversion price of and number of shares underlying any such debenture or warrant. This letter may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Telecopies and facsimile copies of original signature pages shall be deemed to be originally-signed signature pages for all purposes of this letter.

         Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

                                            Sincerely,

                                            KANAKARIS WIRELESS


                                            /s/ Alex Kanakaris
                                            ------------------------------------
                                            Alex Kanakaris
                                            Chairman and Chief Executive Officer


ACCEPTED AND AGREED:

NEW MILLENNIUM CAPITAL PARTNERS II, LLC      EQUILIBRIUM EQUITY, LLC
By: FIRST STREET MANAGER II, LLC,
                                             By: /S/ COREY S. RIBOTSKY
By: /S/ COREY S. RIBOTSKY                        -------------------------------
    -----------------------------------          Corey S. Ribotsky, Manager
    Corey S. Ribotsky, Manager
                                             PEGASUS CAPITAL PARTNERS, LLC
AJW PARTNERS, LLC                            By: PEGASUS MANAGER, LLC
By: SMS GROUP, LLC
                                             By: /S/ COREY S. RIBOTSKY
By: /S/ COREY S. RIBOTSKY                        -------------------------------
    -----------------------------------          Corey S. Ribotsky, Manager
    Corey S. Ribotsky, Manager
                                             AJW/NEW MILLENNIUM OFFSHORE, LTD.
                                             By: FIRST STREET MANAGER II, LLC,

                                             By: /S/ COREY S. RIBOTSKY
                                                 -------------------------------
                                                 Corey S. Ribotsky, Manager


                                             BANK INSINGER DE BEAUFORT

                                             By: /S/ DAVID MUN GAVIN
                                                 -------------------------------
                                             Name:    David Mun Gavin
                                             Title:   Authorized Signatory

                                             BRISTOL INVESTMENT FUND, LTD.

                                             By: /S/ PAUL KESSLER
                                                 -------------------------------
                                                 Paul Kessler, Director

                                             BRISTOL CAPITAL, LLC

                                             By: /S/ PAUL KESSLER
                                                 -------------------------------
                                                 Paul Kessler, Member

                                             ALLIANCE EQUITIES, INC.

                                             By:  /S/ RICHARD EPSTEIN
                                                 -------------------------------
                                                 Richard Epstein, President

                                                        SCHEDULE 1
                                                        ----------

                                                           ORIGINAL           EXISTING                   NEW
                                                          PRINCIPAL           MATURITY                 MATURITY
INVESTOR                                                    AMOUNT           MONTH/YEAR                  DATE
------------------------------------------------------ ----------------- -------------------- ---------------------------
New Millennium Capital Partners II, LLC                        $625,000             May 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
AJW Partners, LLC                                              $625,000             May 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Bank Insinger de Beaufort                                    $1,500,000             May 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Equilibrium Equity, LLC                                        $250,000             May 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
New Millennium Capital Partners II, LLC                        $625,000             May 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
AJW Partners, LLC                                              $625,000             May 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Equilibrium Equity, LLC                                        $250,000             May 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
New Millennium Capital Partners II, LLC                        $104,125         January 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
AJW Partners, LLC                                              $104,125         January 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Equilibrium Equity, LLC                                         $41,750         January 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Bristol Investment Fund, Ltd.                                  $400,000         January 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
New Millennium Capital Partners II, LLC                        $104,125           March 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
AJW Partners, LLC                                              $104,125           March 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Equilibrium Equity, LLC                                         $41,750           March 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Bristol Investment Fund, Ltd.                                  $400,000           March 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
New Millennium Capital Partners II, LLC                        $200,000            June 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
AJW Partners, LLC                                              $200,000            June 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Alliance Equities, Inc.                                        $225,000            June 2002          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Bank Insinger de Beaufort                                      $200,000         January 2003          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
New Millennium Capital Partners II, LLC                        $100,000           March 2003          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
AJW Partners, LLC                                              $100,000           March 2003          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
AJW/New Millennium Offshore, Ltd.                              $150,000           March 2003          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------
Pegasus Capital Partners, LLC                                  $150,000           March 2003          September 23, 2003
------------------------------------------------------ ----------------- -------------------- ---------------------------


                                   SCHEDULE 2
                                   ----------

                                                         COMMON STOCK
INVESTOR                                              UNDERLYING WARRANT
------------------------------------------------ -------------------------------
New Millennium Capital Partners II, LLC                     808,010
------------------------------------------------ -------------------------------
AJW Partners, LLC                                           808,010
------------------------------------------------ -------------------------------
Equilibrium Equity, LLC                                     56,062
------------------------------------------------ -------------------------------
AJW/New Millennium Offshore, Ltd.                           900,000
------------------------------------------------ -------------------------------
Pegasus Capital Partners, LLC                               900,000
------------------------------------------------ -------------------------------
Bank Insinger de Beaufort                                  1,285,028
------------------------------------------------ -------------------------------
Bristol Investment Fund, Ltd.                               240,000
------------------------------------------------ -------------------------------
Bristol Capitol, LLC                                        132,016
------------------------------------------------ -------------------------------
Alliance Equities, Inc.                                     60,000
------------------------------------------------ -------------------------------